GOLDMAN SACHS TRUST

Class A, Class C, Institutional,
Class R and Class IR Shares of

Goldman Sachs Dynamic Allocation Fund

Supplement dated March 18, 2010 to the
Prospectus dated January 5, 2010 (the “Prospectus”)

The following replaces the fifth sentence in the paragraph at the top of page 9 under the “General Investment Management Approach” section of the Prospectus:

In addition, the Fund publishes on its website month-end top ten holdings subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed.

This Supplement should be retained with your Prospectus
for future reference.

00073216
DYALLINVSTK 3-10